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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): September 12, 2003
                                                           ------------------

                         POWER 3 MEDICAL PRODUCTS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
                 (State or Other Jurisdiction of Incorporation)

                000-24921                               65-056144
        (Commission File Number)             (IRS Employer Identification No.)

             8374 Market Street
                 Number 439
             Bradenton, Florida                          34202
  (Address of Principal Executive Offices)             (Zip Code)

                                 (941) 360-3039
              (Registrant's Telephone Number, Including Area Code)

                         SURGICAL SAFETY PRODUCTS, INC.
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events and Regulation FD Disclosure.

         On September 12, 2003, Surgical Safety Products, Inc., a New York corporation, amended its Certificate of Incorporation to (a) declare a 1:50 reverse split of its common stock, (b) increase the authorized capital to 150,000,000 shares of common stock and 50,000,000 shares of preferred stock, and
(c) change its name to Power 3 Medical Products, Inc.

Item 7. Exhibits.

         The following documents are filed as an Exhibit to this report:

         3.1 Certificate of Amendment to the Certificate of Incorporation of Surgical Safety Products, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                          Power 3 Medical Products, Inc.


Date: September 23, 2003                  By: /s/ Tim Novak
                                              -------------------------------
                                              Tim Novak, President



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EXHIBIT INDEX

3.1 Certificate of Amendment to the Certificate of Incorporation of Surgical Safety Products, Inc.